LGT ASSET MANAGEMENT
A PIONEER IN
INTERNATIONAL
MARKETS
GT GLOBAL
LATIN AMERICA
GROWTH FUND

ANNUAL REPORT
OCTOBER 31, 1995

                                                                          [LOGO]

TABLE
OF CONTENTS

Report from the Fund
Managers and Key
Portfolio Holdings.....          1

Report of Independent
Accountants............        F-1

Financial Statements...        F-2

REPORT FROM THE FUND MANAGERS
The G.T. Latin America Growth Fund seeks capital appreciation by investing in stocks and bonds issued by companies and governments in Latin American countries.
PERFORMANCE REVIEW
The Fund's total return for the 12 months ended October 31, 1995, was -37.16% for Class A shares (-40.15% including the maximum 4.75% sales charge). Total return for Class B shares was -37.42% (-40.35% including the maximum effect of the 5% contingent deferred sales charge). The Morgan Stanley Capital International (MSCI) Emerging Latin America Index(1) returned -32.99% over the same period. The index is not available for investment and does not include the effects of sales charges and professional management fees. For more performance information, please see page 9.
The Fund's underweighted position in Brazilian state companies in the first quarter of 1995 accounted for most of the underperformance over the period. And while the Fund also suffered relative to the index as a result of its holdings in both Mexico and Brazil, it benefited from its holdings in Chile.
MARKET REVIEW
MEXICO
The Mexican Bolsa fell 56.2% in U.S. dollar terms over the 12 months ending October 31, 1995. This period encompasses the devaluation of the Mexican peso in December 1994, the subsequent rise in Mexican inflation to around 50% in 1995, and a severe domestic recession. Gross domestic product (GDP) is estimated to have fallen 5% by the end of 1995.
After the dramatic decline in stock prices during the first three months of 1995, virtually all markets in the region rebounded sharply during the summer months, including Mexico. The rise in the Mexican market was driven by the announcement in March of a package of government austerity measures and a deal with the International Monetary Fund (IMF) and the United States to shore up the country's external finances. By September, the country's onerous short-term dollar debt had virtually been repaid.
Since the first quarter of 1995 the country has been running a trade surplus of about US$700 million per month and the central bank has been trying to keep monetary policy tight to bring down inflation. However, since September, the peso

--------------
(1) The MSCI Emerging Latin America Index is an arithmetic average, weighted by market value, of companies listed in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The index, measured in U.S. dollars, has an aggregate market capitalization of $361 billion and includes the effect of reinvested dividends.

has again fallen sharply against the dollar, causing another bout of weakness in stock prices and a rise in interest rates to over 50% again.

BRAZIL
The Brazilian Bovespa Index lost 24.4% in U.S. dollar terms during the 12 months ending October 31, 1995. During the first half of the period, Brazilian equities fell in sympathy with a general decline in the Mexican market. During the recovery in the spring and summer, market proxies and potential privatization plays like Eletrobras(2) and Telebras led the rise; in fact, the broader FGV-100 Index, which includes only private sector companies, was virtually flat during the period on very low volume. Thus, in our opinion, the rise in the Bovespa can be attributed almost entirely to the recovery in sentiment following the crisis.

Meanwhile, after tightening credit conditions late in 1994 and early in 1995, the economy has shown indications of a substantial slowdown since May, with retail sales and industrial production down by double digits year-on-year by the third quarter. Combined with increased protectionist measures, weak demand has helped bring back the trade surpluses Brazil enjoyed until last year. The exchange rate continues to anchor the domestic economy while Congress and the president wrangle over fiscal and constitutional reforms.

CHILE
The Chilean stock market lost 9.9% in U.S. dollar terms over the 12 months ending October 31, 1995. Chile's superior economic condition, a trade surplus, a fiscal surplus, high savings and investment ratios, independence from foreign capital, and entrepreneurial managements have protected it from the worst fallout of the Mexican devaluation. The market did not fall as much during the first half of the period and, like other stock markets in the region, has benefited from the recovery of sentiment following the announcement of austerity measures in Mexico and Argentina.

Meanwhile, Chile was benefiting from the confluence of two cycles: falling inflation in 1994 allowed the central bank to start reducing interest rates late last year; and strong prices for Chile's primary exports led to a boost in the country's terms of trade and thus to net exports, as well as upward pressure on the exchange rate. The effect of these two cycles was, in the end, a boost to domestic liquidity and an acceleration in economic growth, which exceeded 7% by the third quarter. Despite generally buoyant earnings, the stock market has corrected rather

--------------
(2) There can be no assurance the Fund held, holds, or will hold these or any other securities mentioned in this report.

sharply following concerns about the potential impact of a second gas pipeline from Argentina on the profitability of Chile's listed electricity generators. In addition, interest rates have started to rise as the markets have worried about an overheating economy.

ARGENTINA
Argentine stocks fell 26.3% in U.S. dollar terms during the 12 months ending October 31, 1995. Argentina suffered during the Mexican crisis as investors drew parallels between the two countries and found Argentina running a large trade deficit and depending on foreign capital to finance it. The Argentine government, however, stood firm and the market rose in the summer after it finally became clear that Argentina was not likely to resort to devaluation, as had been considered likely at the beginning of March. Nonetheless, the reality of deflation has begun to set in, with the resultant expectations for a long period of slow economic growth beginning to work their way into stock prices.

Furthermore, a political dispute between President Menem and Economy Minister Cavallo, the architect of Argentina's reform program, has led to speculation about the eventual end of the Age of Cavallo and all the uncertainty that engenders. Although foreign reserves and bank deposits have recovered a good deal of their losses since the nadir of the crisis, the economy awaits a resolution of the Cavallo question before any resumption of investment. By the end of October, economic activity and tax collection remained below budget and unemployment had crept up toward 20%.

PORTFOLIO STRATEGY
Subject to changes in circumstances, the Fund's general strategy is to:

(1) Underweight Brazil, where we expect continued high interest rates, weaker than consensus growth and deteriorating profit margins due to an appreciating currency and wages that are rising faster than productivity. The overall macroeconomic situation continues to look precarious, with billions of dollars of hot money from abroad leading to a substantial boost in foreign reserves that could easily be reversed at the first sign of nervousness or falling interest rates. Most companies report significant slowdowns in demand relative to the boom period immediately following the implementation of the Real Plan. The risk of our strategy is that progress on privatization and fiscal reform, which we think will be unsatisfactory in the longer run, could boost the market in the short run.

(2) Underweight Argentina, where capital inflow and capital formation, two prerequisites for economic growth, are unlikely to resume until the Cavallo question is resolved. We believe this means, ironically, that the economy is not going to revive unless Cavallo leaves, which is the only way the uncertainty over his future can end. If and when he leaves, there is likely to be a great deal of nervousness and probably some capital flight. The final outcome could be either mildly bad or very damaging, depending on what happens next. In the best case, if Cavallo stays for the next four years and some capital inflow resumes, economic growth could also resume. The government still has a fiscal problem this year and some considerable external debt amortizations next year. To identify Argentina's competitive advantage in the world is a struggle. The stabilization/privatization/ recovery story is largely over, with low inflation and low growth ahead.

(3) Overweight Mexico slightly. We believe the inevitable economic recovery is going to be delayed until next year, as the banking system is unable to be a source of credit given its current state. As a result, the Fund's exposure to Mexican equities has been scaled back a bit in the last two months. The stock market is certainly expensive on this year's earnings but when the recession ends, we believe earnings should recover nicely. The only question is when. Recent currency weakness and the resultant spike in interest rates have been based on political worries rather than any fundamental change in Mexico's economic situation. The trade surplus remains healthy ($900 million in the month of September, equivalent to 3% of GDP), and fiscal and monetary policy remain appropriately tight.

(4) Attempt to take advantage of the recent weakness in the Chilean stocks to increase weightings there. This strategy reflects not only our fundamentally positive outlook for the market, but also our strategy to increase the Fund's exposure to investments outside of the region's "big three," Mexico, Argentina, Brazil.

(5) Continue to reduce the number of holdings in the Fund. We are emphasizing cash generative businesses able to fund their own growth, and we are looking to increase our average holding period for stocks in this category. We have also identified a handful of turnaround/special situations, though these will remain a minority of the Fund.

OUTLOOK
Prospects for the region are muddied by uncertainty over the eventual success of Argentina and Brazil to overcome deflationary pressures and resume growth without resorting to devaluation. Furthermore, Peru seems to be headed down the same road, with a burgeoning current account deficit and signs of slowing growth. Another crisis in Latin America akin to the one we saw earlier this year in the wake of the Mexican devaluation would clearly be very negative for equities throughout the region. We remain doubtful that Argentina will meet investors' expectations for economic performance in the medium term.

In Brazil, the Cardoso administration must continue to depend on a strong real to anchor inflation expectations as long as the fiscal deficit, the underlying cause of inflation in Brazil, has not been addressed once and for all. This policy mix is sustainable only as long as capital inflows are sufficient or trade barriers prevent an explosion of imports. Congressional elections in a year's time will make serious progress on the fiscal front increasingly unlikely.

Mexico is still recovering from the consequences of its decision to devalue last December, although the external imbalance which led to the crisis no longer exists. Nonetheless, inflation and interest rates remain high, and confidence is low. We believe the economy will recover, led by the export sector but, as always, the question is timing. Recent weakness in the peso, reflecting a lack of confidence in Mexican leadership, forces interest rates higher and further delays the recovery.

In Chile, economic performance continues to be more than satisfactory, although valuations are not compelling given the increasingly competitive environment in many industries there. Colombia is in the midst of a political crisis involving its president, about which one cannot make many sensible predictions. Venezuela has finally begun moving to address its fiscal deficit and has apparently agreed to be monitored by the IMF in exchange for some external financing. All in all, the country remains behind its neighbors in terms of the pace of reform, though recent events bear watching.

CHRISTIAN WIGNALL                       SORAYA BETTERTON
CHIEF INVESTMENT OFFICER                PORTFOLIO MANAGER
GLOBAL EQUITIES                         SAN FRANCISCO
SAN FRANCISCO

                                                          NOVEMBER 20, 1995

G.T. LATIN AMERICA GROWTH FUND

KEY PORTFOLIO HOLDINGS*

KIMBERLY CLARK                                                            MEXICO
Kimberly Clark is the largest manufacturer of diapers, tissue paper, notebooks and paper in Mexico. The company's management is conservative and has concentrated on lowering costs every year to retain its competitive position in the marketplace. Under normal economic circumstances, demand for the company's product has historically grown at an annual rate of over 10%.

BANCO BRADESCO                                                            BRAZIL
As the largest bank in Brazil, Banco Bradesco has about 10% of the market. The lending market in Brazil withered away as a result of high inflation rates prevalent for so many years prior to last year's introduction of a new currency, the real. As inflation continues to come down under President Cardoso's economic plan, we think banks in general, and Banco Bradesco in particular, should be able to resume lending activities.

CEMEX                                                                     MEXICO
Cemex, the largest producer of cement in Mexico, sells its ready-mix concrete and aggregates in 54 countries. Although the Mexican economy is expected to slow, the company has profitably diversified into Spain. Cemex has also made gains in cutting costs. In addition, the company constructs and operates hotels in Mexico.

GRUPO CARSO                                                               MEXICO
Grupo Carso is a conglomerate with holdings in Telmex (the Mexican telephone company, which accounts for 35% of earnings), Condumex (the troubled cable manufacturer, 10% of earnings), two mining companies (13% of earnings) and the Philip Morris franchise in Mexico (15% of earnings). The company also derives revenues by investing in food and beverage, chemicals and the manufacture of porcelain. Most of Grupo Carso's businesses generate "free" cash (cash flow not earmarked for either operating expenses or interest), which we expect the company to continue to use to acquire poorly performing companies in need of better management.

BANCO ITAU                                                                BRAZIL
Banco Itau, Brazil's second-largest private sector bank, has a net worth of about US$3 billion and almost 1,000 branches. Over the last 10 years, the bank has substantially increased its labor productivity, cutting its work force by about 60%. Since the introduction of the Real Plan, the bank's income from float (the time

--------------
* The Fund may or may not continue to hold these or any other securities mentioned in this report.

between the deposit of a check and its payment) has materially declined, while the income from credit operations and fees has substantially increased. Now that inflation has fallen, we anticipate the bank's focus on retail banking will allow it to benefit from a significant expected increase in lending. In addition, the company's credit earnings are complemented by income from its capital markets and fund management operations.

COMPANHIA VALE DO RIO DOCE (CVRD)                                         BRAZIL
With sales of $2.5 billion, CVRD is the world's largest iron ore exporter, sales of which account for about 50% of total sales. CVRD's other main business lines are mining and transportation. Comparative advantages in extraction and transportation make the company one of the lowest-cost producers in the world. The company's stock is a possible hedge against a devaluation of the real given its high export ratio. Although estimating potential productivity improvements is difficult, privatization would clearly benefit profitability.

ELETROBRAS                                                                BRAZIL
Eletrobras, Brazil's state-controlled holding company, is responsible for the planning, coordination and financing of the country's electric utility sector. Eletrobras' assets are primarily hydroelectric electricity generation plants that collectively represent 47% of the country's generating capacity. The company also owns controlling interest in two electricity distributors, Light and Escelsa, the first companies scheduled for privatization in the sector. Over the next few years, we expect Eletrobras to see improvement in profits and productivity from real electricity tariff reforms and privatization.

ENDESA                                                                     CHILE
Endesa is Chile's largest electricity generating company, supplying 87% of the market with 18 plants, most of which are hydroelectric. The demand for electricity in Chile is expected to continue to grow around 8% annually and, as a result, Endesa may be able to grow its market share over the next few years. Over the last three years, the company has been investing free cash flow throughout Latin America, mainly in the newly privatized electricity sector in Argentina. We think that Endesa's growth in Chile may be supplemented by further investments abroad, particularly in Brazil, over the next few years.

CHILGENER                                                                  CHILE
Chilgener is the largest thermal electric generating company in Chile. The company's unique thermal and hydroelectric mix provides significant earnings potential in rainy and dry years. In addition, its international operations currently include two successful turnaround privatizations in Argentina, with potential for more investment in Peru and Brazil.

SANTA ISABEL                                                               CHILE
Santa Isabel is one of the largest supermarket chains in Chile and Peru. The company has stores located primarily outside the more competitive metropolitan areas and enjoys strong name recognition. Management has been able to expand gross margins consistently through changes in the mix of products and volume discounts. Operating margins have also benefited from lower overhead costs as a result of modernization and computerization. In addition, margins in the businesses outside Chile, which have been growing the fastest, are higher than in Chile. While sales have grown at over 20% a year, profits have advanced at a faster pace. In general, we believe the countries in which the company operates could support many more supermarkets than are currently in place.

G.T. LATIN AMERICA GROWTH FUND
PORTFOLIO SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Month        G.T. Latin America Growth Fund     MSCI Emerging Latin America Index
08/13/91                               9525                                 10000
08/31/91                               9952                                 11079
09/30/91                              10085                                 10995
10/31/91                              10965                                 11789
11/30/91                              10771                                 11110
12/31/91                              11421                                 12582
01/31/92                              12892                                 14614
02/29/92                              13658                                 15986
03/31/92                              13665                                 17163
04/30/92                              13893                                 17149
05/31/92                              14014                                 17417
06/30/92                              11864                                 14150
07/31/92                              11891                                 14403
08/31/92                              11025                                 13266
09/30/92                              10131                                 12858
10/31/92                              10474                                 13849
11/30/92                              10648                                 13888
12/31/92                              11156                                 14724
01/31/93                              11200                                 14416
02/28/93                              11164                                 14302
03/31/93                              11810                                 15350
04/30/93                              11628                                 14620
05/31/93                              11773                                 14845
06/30/93                              12100                                 15814
07/31/93                              12499                                 16273
08/31/93                              13494                                 17674
09/30/93                              13668                                 17902
10/31/93                              14357                                 18553
11/30/93                              15047                                 19840
12/31/93                              17063                                 22423
01/31/94                              18958                                 25938
02/28/94                              18730                                 25087
03/31/94                              17454                                 23303
04/30/94                              15588                                 21544
05/31/94                              15972                                 22771
06/30/94                              15131                                 21242
07/31/94                              16326                                 23090
08/31/94                              19076                                 26834
09/30/94                              19828                                 27916
10/31/94                              19253                                 26543
11/30/94                              19150                                 25793
12/31/94                              15930                                 21597
01/31/95                              13279                                 19130
02/28/95                              11784                                 16244
03/31/95                              10997                                 15695
04/30/95                              12484                                 18027
05/31/95                              12547                                 18378
06/30/95                              12862                                 18684
07/31/95                              13373                                 19340
08/31/95                              13554                                 19578
09/30/95                              13176                                 19389
10/31/95                              12099                                 17785

THE CHART AT LEFT SHOWS THE PERFORMANCE OF THE G.T. LATIN
AMERICA GROWTH FUND CLASS A SHARES SINCE THE FUND'S INCEPTION VERSUS THE MSCI EMERGING LATIN AMERICA INDEX. THIS REPRESENTS A CUMULATIVE RETURN OF 20.99% AND AN AVERAGE ANNUAL TOTAL RETURN OF 4.62%. THE CHART ASSUMES A HYPOTHETICAL $10,000 INITIAL INVESTMENT IN THE FUND'S CLASS A SHARES AND REFLECTS ALL FUND EXPENSES AND THE MAXIMUM 4.75% SALES CHARGE. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDICES ARE UNMANAGED, DO NOT INCUR EXPENSES AND ARE NOT AVAILABLE FOR INVESTMENT. THE PERFORMANCE OF OTHER CLASSES WILL BE GREATER OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN CHARGES AND FEES PAID BY SHAREHOLDERS INVESTING IN DIFFERENT CLASSES.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

AVERAGE ANNUAL TOTAL RETURNS+
OCTOBER 31, 1995

                     WITHOUT SALES CHARGE           WITH SALES CHARGE++
                 ----------------------------   ----------------------------
SHARE                                 LIFE OF                        LIFE OF
CLASS             1 YEAR    5 YEAR     FUND      1 YEAR    5 YEAR     FUND
----------------------------------------------------------------------------
  CLASS A*        -37.16%      N/A      5.83%    -40.15%      N/A      4.62%
  CLASS B**       -37.42%      N/A      0.52%    -40.35%      N/A     -0.57%
  ADVISOR
   CLASS***          N/A       N/A     -3.45%       N/A       N/A       N/A

  * The Fund began operations on August 13, 1991.

 ** The Fund began offering Class B shares on April 1, 1993.

*** The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with G.T. Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

  + Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

 ++ The performance of the Class A and Class B shares reflects the effects of the maximum 4.75% sales charge or the maximum applicable contingent deferred sales charge (5% in first year, decreasing to 0% after six years).

THE DATA ABOVE REPRESENT PAST PERFORMANCE OF THE FUND'S SHARES, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        GEOGRAPHIC ALLOCATION OF NET ASSETS AS OF OCTOBER 31, 1995
BRAZIL                                                                          32.0%
MEXICO                                                                          27.9%
CHILE                                                                           16.7%
PERU                                                                             4.2%
ARGENTINA                                                                        3.6%
BOLIVIA                                                                          2.3%
VENEZUELA                                                                        2.3%
COLOMBIA                                                                         1.9%
ECUADOR                                                                          1.1%
SHORT-TERM & OTHER                                                               8.0%
SECTOR ALLOCATION OF NET ASSETS AS OF OCTOBER 31, 1995
MATERIALS/BASIC INDUSTRIES                                                      17.4%
ENERGY                                                                          17.1%
FINANCE                                                                         15.5%
SERVICES                                                                        13.0%
MULTI-INDUSTRY/ MISCELLANEOUS                                                   10.1%
METALS - NON FERROUS                                                             8.7%
CONSUMER NON-DURABLES                                                            8.3%
SHORT-TERM & OTHER                                                               9.9%

ALLOCATIONS WILL CHANGE BASED ON CURRENT MARKET CONDITIONS.

GT GLOBAL
LATIN AMERICA
GROWTH FUND

FINANCIAL
STATEMENTS

                         G.T. LATIN AMERICA GROWTH FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT

To the Shareholders of G.T. Latin America Growth Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of G.T. Latin America Growth Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from August 13, 1991 (commencement of operations) to October 31, 1991. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Latin America Growth Fund as of October 31, 1995, the results of operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from August 13, 1991 (commencement of operations) to October 31, 1991, in conformity with generally accepted accounting principles.
                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                         G.T. LATIN AMERICA GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                          Country        Shares          Value        Assets {d}
----------------------------------------------------------  --------   --------------   ------------   -------------
Materials/Basic Industry (17.4%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A"  ............   MEX            1,038,200   $ 13,560,757         4.3
    PAPER/PACKAGING
  Cemex, S.A. de C.V.: ...................................   MEX                   --             --         3.7
    CEMENT
    "B" - ADR{\/} ........................................   --               984,875      6,155,469          --
    "B" ..................................................   --             1,825,000      5,639,045          --
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/}  .....   CHLE             176,300      7,647,013         2.4
    CHEMICALS
  Dixie Toga{::} -/- .....................................   BRZL           6,938,646      6,494,832         2.0
    PAPER/PACKAGING
  La Cementos Nacional, C.A. - 144A GDR{.} -/- {\/}  .....   ECDR              18,176      3,635,200         1.1
    CEMENT
  Companhia Siderurgica Nacional S.A.: ...................   BRZL                  --             --         1.2
    METALS - STEEL
    Common-/- ............................................   --           112,958,000      2,420,109          --
    ADR-/- {\/} ..........................................   --                57,500      1,207,500          --
  White Martins S.A. .....................................   BRZL       2,319,570,000      2,243,578         0.7
    CHEMICALS
  Empaques Ponderosa, S.A. de C.V. "B"-/- ................   MEX              770,000      1,622,191         0.5
    PAPER/PACKAGING
  Cemento Argos S.A.-/- ..................................   COL              260,248      1,565,951         0.5
    CEMENT
  Venezolana de Prerreducidos Caroni C.A. (Venprecar) -
   GDR{\/} ...............................................   VENZ             270,500      1,420,125         0.4
    METALS - STEEL
  Venezolana de Cementos, S.A.C.A.: ......................   VENZ                  --             --         0.4
    CEMENT
    "A" ..................................................   --             1,094,080      1,213,730          --
    "B" ..................................................   --                     7              7          --
  Venezolana de Pulpa Y Papel "A" ........................   VENZ             916,738        455,293         0.1
    FOREST PRODUCTS
  Melpaper S.A. Preferred-/- .............................   BRZL           1,950,000        294,072         0.1
    PAPER/PACKAGING
  Papelera Inversora S.A.-/- .............................   ARG                3,616          8,136          --
    PAPER/PACKAGING
                                                                                        ------------
                                                                                          55,583,008
                                                                                        ------------
Energy (17.1%)
  Centrais Eletricas Brasileiras S.A. (Eletrobras): ......   BRZL                  --             --         3.3
    ELECTRICAL & GAS UTILITIES
    "B" Preferred-/- .....................................   --            27,400,000      7,808,216          --
    Common-/- ............................................   --             9,500,000      2,697,348          --
  Empresa Nacional de Electricidad S.A. - ADR{\/} ........   CHLE             474,000     10,191,000         3.2
    ELECTRICAL & GAS UTILITIES
  Chilgener S.A. - ADR{\/} ...............................   CHLE             424,200     10,180,800         3.2
    ELECTRICAL & GAS UTILITIES
  Compania Boliviana de Energia Electrica{::} {\/} .......   BOL              247,100      7,196,788         2.3
    ELECTRICAL & GAS UTILITIES
  C.A. La Electricidad de Caracas ........................   VENZ           6,589,477      4,377,041         1.4
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                         G.T. LATIN AMERICA GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                          Country        Shares          Value        Assets {d}
----------------------------------------------------------  --------   --------------   ------------   -------------
Energy (Continued)
  MetroGas S.A. - ADR{\/} ................................   ARG              400,000   $  3,400,000         1.1
    OIL
  Petrobras Distribuidora S.A. Preferred-/-  .............   BRZL         105,030,000      3,309,838         1.0
    ENERGY SOURCE
  Companhia Energetica de Minas Gerais (Cemig)
   Preferred .............................................   BRZL         146,792,050      3,144,999         1.0
    ELECTRICAL & GAS UTILITIES
  Electricidad de Argentina S.A. - ADR-/- {\/} ...........   ARG              110,857      1,884,569         0.6
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                          54,190,599
                                                                                        ------------
Finance (15.5%)
  Banco Bradesco S.A. Preferred ..........................   BRZL       1,463,332,287     13,392,953         4.2
    BANKS-MONEY CENTER
  Banco Itau S.A. Preferred ..............................   BRZL          37,330,000     11,065,055         3.5
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR-/- {\/} ...........................................   CHLE             279,300      6,842,850         2.2
    OTHER FINANCIAL
  Uniao Bancos Brasileiras "A" Preferred .................   BRZL         170,170,000      5,964,357         1.9
    BANKS-MONEY CENTER
  Grupo Financiero Banamex Accival, S.A. de C.V. "B"  ....   MEX            2,565,000      4,395,084         1.4
    BANKS-MONEY CENTER
  Seguros Comercial America S.A. "B"-/- ..................   MEX           11,416,000      2,725,730         0.9
    INSURANCE - MULTI-LINE
  Grupo Financiero BanCrecer, S.A. de C.V. "B"-/- ........   MEX            6,164,599      2,337,699         0.7
    BANKS-MONEY CENTER
  Grupo Financiero Bancomer, S.A. de C.V. ................   MEX                   --             --         0.7
    BANKS-MONEY CENTER
    "B"-/- ...............................................   --             7,167,000      1,852,146          --
    "L"-/- ...............................................   --               817,296        189,401          --
  Banco Ganadero S.A. - ADR-/- {\/} ......................   COL                7,100         69,225          --
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                          48,834,500
                                                                                        ------------
Services (13.0%)
  Santa Isabel S.A. - ADR{\/} ............................   CHLE             449,800     10,176,725         3.2
    RETAILERS-FOOD
  Telecomunicacoes Brasileiras S.A. (Telebras)
   Preferred .............................................   BRZL         210,000,000      8,515,757         2.7
    TELEPHONE NETWORKS
  CPT Telefonica De Peru "B"  ............................   PERU           4,288,446      7,668,082         2.4
    TELEPHONE NETWORKS
  Lojas Americanas S.A. Preferred-/-  ....................   BRZL         256,735,469      6,141,358         1.9
    RETAILERS-OTHER
  Telecom Argentina S.A. - ADR{\/} .......................   ARG               87,000      3,338,625         1.1
    TELEPHONE NETWORKS
  Telefonica de Argentina S.A. - ADR{\/} .................   ARG              125,000      2,593,750         0.8
    TELEPHONE NETWORKS
  Gran Cadena de Almacenes Colombianos S.A.: .............   COL                   --             --         0.8
    RETAILERS-OTHER
    144A ADR{.} {\/}  ....................................   --               151,600      1,932,900          --
    Common ...............................................   --               544,164        611,206          --
  Carulla y Compania S.A. - 144A ADR{.} -/- {\/} .........   COL               54,000        405,000         0.1
    RETAILERS-FOOD
                                                                                        ------------
                                                                                          41,383,403
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                         G.T. LATIN AMERICA GROWTH FUND

                                                                                           Market        % of Net
Equity Investments                                          Country        Shares          Value        Assets {d}
----------------------------------------------------------  --------   --------------   ------------   -------------
Multi Industry/Miscellaneous (10.1%)
  Grupo Carso, S.A. de C.V. "A1"-/- ......................   MEX            2,140,000   $ 11,210,955         3.5
    CONGLOMERATE
  San Luis "CPO"-/- ......................................   MEX            1,698,000      7,989,185         2.5
    CONGLOMERATE
  Alfa, S.A. de C.V. .....................................   MEX              599,500      6,820,154         2.1
    CONGLOMERATE
  Grupo Sidek, S.A. de C.V.: .............................   MEX                   --             --         2.0
    CONGLOMERATE
    ADR-/- {\/} ..........................................   --             1,262,900      3,315,113          --
    "B"-/- ...............................................   --             6,005,000      2,850,688          --
    "A"-/- ...............................................   --               980,000        440,449          --
                                                                                        ------------
                                                                                          32,626,544
                                                                                        ------------
Metals - Non-Ferrous (8.7%)
  Companhia Vale do Rio Doce Preferred  ..................   BRZL          66,900,000     10,784,711         3.4
  Grupo Mexico S.A. "B" ..................................   MEX            1,860,924      7,775,630         2.5
  Cia de Minas Buenaventura "C"  .........................   PERU           1,011,948      5,562,363         1.8
  Paranapanema S.A. Min., Ind. E Construacao Preferred-/-
    ......................................................   BRZL         265,700,000      3,056,310         1.0
                                                                                        ------------
                                                                                          27,179,014
                                                                                        ------------
Consumer Non-Durables (8.3%)
  Companhia Cervejaria Brahma Preferred ..................   BRZL          25,640,000      9,786,667         3.1
    BEVERAGES - ALCOHOLIC
  Embotelladora Andina S.A. - ADR{\/} ....................   CHLE             238,100      7,916,825         2.5
    BEVERAGES - NON ALCOHOLIC
  Companhia Tecidos Norte de Mina Preferred ..............   BRZL           9,921,300      3,095,569         1.0
    TEXTILES & APPAREL
  Grupo Modelo S.A. "C" ..................................   MEX              744,000      2,831,798         0.9
    BEVERAGES - ALCOHOLIC
  Compania Nacional de Chocolates S.A.-/- ................   COL              207,700      1,655,934         0.5
    FOOD
  Jugos Del Valle S.A. "B"-/- ............................   MEX              550,000        956,320         0.3
    BEVERAGES - NON ALCOHOLIC
                                                                                        ------------
                                                                                          26,243,113
                                                                                        ------------
Capital Goods (1.9%)
  Bufete Industrial, S.A. de C.V. - ADR-/- {\/} ..........   MEX              454,900      6,084,288         1.9
    CONSTRUCTION
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $317,060,467)  ............                               292,124,469        92.0
                                                                                        ------------       -----

                                                                           No. of          Market        % of Net
Rights (0.0%)                                               Country        Rights          Value        Assets {d}
----------------------------------------------------------  --------   --------------   ------------   -------------
  Companhia Energetica de Minas Gerais (CEMIG) Rights,
   expire 11/24/95 (cost $0)-/- ..........................   BRZL           7,009,278             --          --
                                                                                        ------------       -----
    ELECTRICAL & GAS UTILITIES

                                                                         Principal         Market        % of Net
Short-Term Investments                                      Currency       Amount          Value        Assets {d}
----------------------------------------------------------  --------   --------------   ------------   -------------
Treasury Bills (1.8%)
  Mexico (1.8%)
    Mexican Tesobonos, effective yield 15.53%, due
     11/30/95 (cost $5,630,523) ..........................   USD            5,700,000      5,630,523         1.8
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                         G.T. LATIN AMERICA GROWTH FUND

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value        Assets {d}
----------------------------------------------------------                              ------------   -------------
  Dated October 31, 1995 with State Street Bank & Trust
   Company, due November 1, 1995, for an effective yield
   of 5.80%, collateralized by $36,945,000 U.S. Treasury
   Strips, due 2/15/02 (market value of collateral is
   $25,568,464). (cost $24,760,989)  .....................                              $ 24,760,989         7.8
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $347,451,979) ....................                               322,515,981       101.6
Other Assets and Liabilities .............................                                (5,158,417)       (1.6)
                                                                                        ------------       -----

NET ASSETS ...............................................                              $317,357,564       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

        {d}  Percentages indicated are based on net assets of $317,357,564.
       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
       {::}  See Note 7 of Notes to Financial Statements.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          * For Federal income tax purposes, cost is $353,457,428 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  25,131,541
                 Unrealized depreciation:           (56,072,988)
                                                  -------------
                 Net unrealized appreciation:     $ (30,941,447)
                                                  -------------
                                                  -------------

             Abbreviations:
             ADR -- American Depository Receipt
             GDR -- Global Depository Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1995, was concentrated in the following countries:

                                         Percentage of Net Assets
                                                    {d}
                                        ---------------------------
                                                 Short-Term
Country(Country Code/Currency Code)     Equity    & Other     Total
--------------------------------------  ------   ----------   -----
Argentina (ARG/ARS)  .................    3.6                   3.6
Bolivia (BOL/BOL) ....................    2.3                   2.3
Brazil (BRZL/BRL) ....................   32.0                  32.0
Chile (CHLE/CLP) .....................   16.7                  16.7
Colombia (COL/COP) ...................    1.9                   1.9
Ecuador (ECDR/ECS)  ..................    1.1                   1.1
Mexico (MEX/MXN) .....................   27.9        1.8       29.7
Peru (PERU/PES) ......................    4.2                   4.2
United States (US/USD) ...............    0.0        6.2        6.2
Venezuela (VENZ/VEB) .................    2.3                   2.3
                                        ------       ---      -----
Total  ...............................   92.0        8.0      100.0
                                        ------       ---      -----
                                        ------       ---      -----

----------------
{d}  Percentages indicated are based on net assets of $317,357,564.

    The accompanying notes are an integral part of the financial statements.

                         G.T. LATIN AMERICA GROWTH FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $347,451,979)
   (Note 1)..................................................     $322,515,981
  U.S. currency..............................     $       422
  Foreign currencies (cost $11,843,274)......      11,321,619       11,322,041
                                                  -----------
  Receivable for securities sold.............................        7,089,391
  Receivable for Fund shares sold............................        2,023,413
  Dividends receivable.......................................          933,861
  Miscellaneous receivable...................................          240,317
  Unamortized organizational costs (Note 1)..................           16,576
                                                                  ------------
    Total assets.............................................      344,141,580
                                                                  ------------
Liabilities:
  Payable for Fund shares repurchased........................       25,098,291
  Payable for securities purchased...........................          879,083
  Payable for investment management and administration fees
   (Note 2)..................................................          286,790
  Payable for service and distribution expenses (Note 2).....          208,970
  Payable for transfer agent fees (Note 2)...................          128,073
  Payable for printing and postage expenses..................           78,359
  Payable for professional fees..............................           33,261
  Payable for custodian fees.................................           26,932
  Payable for registration and filing fees...................           22,059
  Payable for fund accounting fees (Note 2)..................            7,416
  Payable for Directors' fees and expenses (Note 2)..........            3,354
  Other accrued expenses.....................................           11,428
                                                                  ------------
    Total liabilities........................................       26,784,016
                                                                  ------------
Net assets...................................................     $317,357,564
                                                                  ------------
                                                                  ------------
Class A:
Net asset value and redemption price per share
 ($182,461,796 DIVIDED BY 11,864,279 shares outstanding).....     $      15.38
                                                                  ------------
                                                                  ------------
Maximum offering price per share
 (100/95.25 of $15.38) *.....................................     $      16.15
                                                                  ------------
                                                                  ------------
Class B:+
Net asset value and offering price per share
 ($134,527,018 DIVIDED BY 8,842,965 shares outstanding)......     $      15.21
                                                                  ------------
                                                                  ------------
Advisor Class: (Notes 1 & 4)
Net asset value, offering price per share, and redemption
 price per share
 ($368,750 DIVIDED BY 23,940 shares outstanding).............     $      15.40
                                                                  ------------
                                                                  ------------
Net assets consist of:
  Paid in capital (Note 4)...................................     $440,895,860
  Undistributed net investment income........................        1,356,776
  Accumulated net realized loss on investments and foreign
   currency transactions.....................................      (99,318,624)
  Net unrealized depreciation on translation of assets and
   liabilities in foreign currencies.........................         (640,450)
  Net unrealized depreciation of investments.................      (24,935,998)
                                                                  ------------
Total -- representing net assets applicable to capital shares
 outstanding.................................................     $317,357,564
                                                                  ------------
                                                                  ------------

----------------
  * On sales of $50,000 or more, the offering price is reduced.
  + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                         G.T. LATIN AMERICA GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of
   $514,492)..................................................     $   7,388,772
  Interest income.............................................         4,558,049
                                                                   -------------
    Total investment income...................................        11,946,821
                                                                   -------------
Expenses:
  Investment management and administration fees (Note 2)......         3,913,429
  Service and distribution expenses: (Note 2)
    Class A..................................     $  1,189,722
    Class B..................................        1,632,783         2,822,505
                                                  ------------
  Transfer agent fees (Note 2)................................         1,713,500
  Custodian fees..............................................           299,977
  Printing and postage expenses...............................           183,720
  Registration and filing fees................................           147,250
  Fund accounting fees (Note 2)...............................           101,476
  Audit fees..................................................            39,700
  Amortization of organization costs (Note 1).................            35,559
  Legal fees..................................................            30,150
  Directors' fees and expenses (Note 2).......................            18,450
  Insurance expenses..........................................             6,878
  Other expenses..............................................             4,496
                                                                   -------------
    Total expenses before reductions..........................         9,317,090
                                                                   -------------
      Expense reductions (Note 6).............................           (21,159)
                                                                   -------------
    Total net expenses........................................         9,295,931
                                                                   -------------
Net investment income.........................................         2,650,890
                                                                   -------------
Net realized and unrealized loss on
investments and foreign currencies: (Note 1)
  Net realized loss on investments...........      (98,358,686)
  Net realized loss on foreign currency
   transactions..............................         (513,916)
                                                  ------------
    Net realized loss during the year.........................       (98,872,602)
  Net change in unrealized depreciation on
   translation of assets and liabilities in
   foreign currencies........................         (795,171)
  Net change in unrealized depreciation of
   investments...............................      (97,151,861)
                                                  ------------
    Net unrealized depreciation during the year...............       (97,947,032)
                                                                   -------------
Net realized and unrealized loss on investments and foreign
 currencies...................................................      (196,819,634)
                                                                   -------------
Net decrease in net assets resulting from operations..........     $(194,168,744)
                                                                   -------------
                                                                   -------------

    The accompanying notes are an integral part of the financial statements.

                         G.T. LATIN AMERICA GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Increase (Decrease) in net assets
Operations:
  Net investment income (loss)...............      $    2,650,890          $  (1,702,002)
  Net realized gain (loss) on investments and
   foreign currency transactions.............         (98,872,602)            36,455,773
  Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities in foreign currencies.....            (795,171)               624,742
  Net change in unrealized appreciation
   (depreciation) of investments.............         (97,151,861)            42,935,159
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............        (194,168,744)            78,313,672
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.................                   0             (1,602,016)
  From net realized gain on investments......         (19,567,238)            (1,208,111)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.................                   0               (278,582)
  From net realized gain on investments......         (14,468,347)              (226,277)
                                                  -----------------      -----------------
    Total distributions......................         (34,035,585)            (3,314,986)
                                                  -----------------      -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested................................       1,098,477,187          1,159,589,487
  Decrease from capital shares repurchased...      (1,101,548,404)          (828,810,299)
                                                  -----------------      -----------------
    Net increase (decrease) from capital
     share transactions......................          (3,071,217)           330,779,188
                                                  -----------------      -----------------
Total increase (decrease) in net assets......        (231,275,546)           405,777,874
Net assets:
  Beginning of year..........................         548,633,110            142,855,236
                                                  -----------------      -----------------
  End of year................................      $  317,357,564          $ 548,633,110
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                         G.T. GLOBAL LATIN AMERICA FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                         CLASS A+
                                          -----------------------------------------------------------------------
                                                                                                 AUGUST 13, 1991
                                                                                                  (COMMENCEMENT
                                                        YEAR ENDED OCTOBER 31,                  OF OPERATIONS) TO
                                          ---------------------------------------------------      OCTOBER 31,
                                           1995(A)       1994(A)       1993(A)        1992            1991
                                          ----------   -----------   -----------   ----------   -----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  26.11     $  19.78      $  15.59      $ 16.45          $  14.29
                                          ----------   -----------   -----------   ----------   -----------------
Income from investment operations:
  Net investment income (loss)..........      0.15        (0.08)         0.18         0.25              0.01
  Net realized and unrealized gain
   (loss) on investments................     (9.28)        6.75          5.21        (0.98)             2.15
                                          ----------   -----------   -----------   ----------   -----------------
    Net increase (decrease) from
     investment operations..............     (9.13)        6.67          5.39        (0.73)             2.16
                                          ----------   -----------   -----------   ----------   -----------------
Distributions to shareholders:
  From net investment income............      0.00        (0.19)        (0.12)       (0.13)             0.00
  From net realized gain on
   investments..........................     (1.60)       (0.15)        (1.08)        0.00              0.00
                                          ----------   -----------   -----------   ----------   -----------------
    Total distributions.................     (1.60)       (0.34)        (1.20)       (0.13)             0.00
                                          ----------   -----------   -----------   ----------   -----------------
Net asset value, end of period..........  $  15.38     $  26.11      $  19.78      $ 15.59          $  16.45
                                          ----------   -----------   -----------   ----------   -----------------
                                          ----------   -----------   -----------   ----------   -----------------
Total investment return (d).............    (37.16)%      34.10%        37.10%       (4.50)%           15.10%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $182,462     $336,960      $129,280      $94,085          $125,038
Ratio of net investment income (loss) to
 average net assets.....................      0.86%       (0.29)%        1.30%*       1.30%*            1.20%*(c)
Ratio of expenses to average net assets:
  With expense reductions (Note 6)......      2.11%        2.04%         2.40%*       2.40%*            2.40%*(c)
  Without expense reductions............      2.12%          --%**         --%**        --%**             --%**
Portfolio turnover rate++++.............       125%         155%          112%         159%             none

----------------

  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Includes reimbursement by G.T. Capital Management, Inc. of Fund operating expenses of $0.02, $0.04 and $0.01 for the years ended October 31, 1993 and 1992 and for the period from August 13, 1991 to October 31, 1991, respectively. Without such reimbursements, the expense ratios would have been 2.49%, 2.62% and 3.42% and the ratios of net investment income to average net assets would have been 1.25%, 1.07% and 0.15% for the years ended October 31, 1993 and 1992 and for the period from August 13, 1991 to October 31, 1991, respectively.
 * * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
(a) These selected per share data were calculated based upon weighted average shares outstanding during the period.
(b)  Not annualized.
(c)  Annualized.
(d)  Total investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.

                         G.T. GLOBAL LATIN AMERICA FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                         ADVISOR
                                                          CLASS B++                     CLASS+++
                                          -----------------------------------------   -------------
                                                                     APRIL 1, 1993    JUNE 1, 1995
                                           YEAR ENDED OCTOBER 31,          TO              TO
                                          ------------------------    OCTOBER 31,      OCTOBER 31,
                                           1995(A)       1994(A)        1993(A)           1995
                                          ----------   -----------   --------------   -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  25.94     $  19.75        $ 16.26          $15.95
                                          ----------   -----------   --------------   -------------
Income from investment operations:
  Net investment income (loss)..........      0.06        (0.22)         (0.07)           0.09
  Net realized and unrealized gain
   (loss) on investments................     (9.19)        6.74           3.56           (0.64)
                                          ----------   -----------   --------------   -------------
    Net increase (decrease) from
     investment operations..............     (9.13)        6.52           3.49           (0.55)
                                          ----------   -----------   --------------   -------------
Distributions to shareholders:
  From net investment income............      0.00        (0.18)          0.00            0.00
  From net realized gain on
   investments..........................     (1.60)       (0.15)          0.00            0.00
                                          ----------   -----------   --------------   -------------
    Total distributions.................     (1.60)       (0.33)          0.00            0.00
                                          ----------   -----------   --------------   -------------
Net asset value, end of period..........  $  15.21     $  25.94        $ 19.75          $15.40
                                          ----------   -----------   --------------   -------------
                                          ----------   -----------   --------------   -------------
Total investment return (d).............    (37.42)%      33.33%         21.50%(b)       (3.45)%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $134,527     $211,673        $13,576          $  369
Ratio of net investment income (loss) to
 average net assets.....................      0.36%       (0.79)%        (0.70)%(c)       1.36%(c)
Ratio of expenses to average net assets:
  With expense reductions (Note 6)......      2.61%        2.54%          2.90%(c)        1.61%(c)
  Without expense reductions............      2.62%          --%**          --%**         1.62%(c)
Portfolio turnover rate++++.............       125%         155%           112%            125%

----------------

  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Includes reimbursement by G.T. Capital Management, Inc. of Fund operating expenses of $0.02, $0.04 and $0.01 for the years ended October 31, 1993 and 1992 and for the period from August 13, 1991 to October 31, 1991, respectively. Without such reimbursements, the expense ratios would have been 2.49%, 2.62% and 3.42% and the ratios of net investment income to average net assets would have been 1.25%, 1.07% and 0.15% for the years ended October 31, 1993 and 1992 and for the period from August 13, 1991 to October 31, 1991, respectively.
 * * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
(a) These selected per share data were calculated based upon weighted average shares outstanding during the period.
(b)  Not annualized.
(c)  Annualized.
(d)  Total investment return does not include sales charges.

    The accompanying notes are an integral part of the financial statements.

                         G.T. LATIN AMERICA GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Latin America Growth Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by G.T. Capital Management, Inc. ("G.T. Capital") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when G.T. Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized

                         G.T. LATIN AMERICA GROWTH FUND
between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the fund hold the underlying security and, for a put, requires the Fund to maintain in a segregated account cash, U.S. government securities, or other liquid, high-grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund

                         G.T. LATIN AMERICA GROWTH FUND
agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $93,313,175 which expires in 2003.

(I)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(J)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $177,793. These expenses are being amortized on a straight line basis over a five-year period.

(K)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

2. RELATED PARTIES
G.T. Capital is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to G.T. Capital at the annualized rate of 0.975% of the first $500 million of average daily net assets of the Fund; 0.95% of the next $500 million; 0.925% of the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

G.T. Global Financial Services, Inc. ("G.T. Global"), an affiliate of G.T. Capital, is the Fund's distributor. The Fund offers Class A, Class B and Advisor Class shares for purchase.

                         G.T. LATIN AMERICA GROWTH FUND

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. G.T. Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1995, G.T. Global retained $291,788 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. G.T. Global collected CDSCs in the amount of $60,973 for the year ended October 31, 1995. G.T. Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, G.T. Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1995, G.T. Global collected CDSCs in the amount of $699,275. In addition, G.T. Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses G.T. Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for G.T. Global's expenditures incurred in providing services as distributor. All expenses for which G.T. Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for G.T. Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

G.T. Capital and G.T. Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40%, 2.90%, and 1.90% of the average net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by G.T. Capital of investment management and administration fees, waivers by G.T. Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by G.T. Capital or G.T. Global of portions of the Fund's other operating expenses.

G.T. Global Investor Services, Inc. ("G.T. Services"), an affiliate of G.T. Capital and G.T. Global, is the transfer agent of the Fund.

Effective May 1, 1995, G.T. Capital has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to G.T. Capital is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by G.T. Capital ("G.T. Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the G.T. Funds. For the period ended October 31, 1995, the Fund paid fund accounting fees of $24,138 to G.T. Capital.

The Company pays each of its Directors who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1995, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $442,862,676 and $469,450,615. There were no purchases or sales of U.S. government obligations for the year ended October 31, 1995.

                         G.T. LATIN AMERICA GROWTH FUND

4. CAPITAL SHARES
At October 31, 1995, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of G.T. Global Government Income Fund; 200,000,000 were classified as shares of G.T. Global Health Care Fund; 200,000,000 were classified as shares of G.T. Global Strategic Income Fund; 200,000,000 were classified as shares of G.T. Global Currency Fund (inactive); 200,000,000 were classified as shares of G.T. Global Growth & Income Fund; 200,000,000 were classified as shares of G.T. Global Small Companies Fund (inactive); 200,000,000 were classified as shares of G.T. Global Natural Resources Fund; 200,000,000 were classified as shares of G.T. Global Infrastructure Fund; 400,000,000 were classified as shares of G.T. Global Telecommunications Fund; 200,000,000 were classified as shares of G.T. Global Emerging Markets Fund; and 200,000,000 were classified as shares of G.T. Global Financial Services Fund; 200,000,000 were classified as shares of G.T. Global High Income Fund; and 200,000,000 were classified as shares of G.T. Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                       YEAR ENDED                  YEAR ENDED
                                                                    OCTOBER 31, 1995            OCTOBER 31, 1994
                                                               --------------------------  ---------------------------
CLASS A                                                          SHARES        AMOUNT         SHARES        AMOUNT
                                                               -----------  -------------  ------------  -------------
Shares sold..................................................   52,467,821  $ 904,752,193    33,720,715  $ 806,747,697
Shares issued in connection with reinvestment of
  distributions..............................................      673,780     16,139,240       111,943      2,416,821
                                                               -----------  -------------  ------------  -------------
                                                                53,141,601    920,891,433    33,832,658    809,164,518
Shares repurchased...........................................  (54,183,599)  (943,221,637)  (27,463,633)  (659,239,270)
                                                               -----------  -------------  ------------  -------------
Net increase (decrease)......................................   (1,041,998) $ (22,330,204)    6,369,025  $ 149,925,248
                                                               -----------  -------------  ------------  -------------
                                                               -----------  -------------  ------------  -------------


                                                                       YEAR ENDED                  YEAR ENDED
                                                                    OCTOBER 31, 1995            OCTOBER 31, 1994
                                                               --------------------------  ---------------------------
CLASS B                                                          SHARES        AMOUNT         SHARES        AMOUNT
                                                               -----------  -------------  ------------  -------------
Shares sold..................................................    9,341,199  $ 166,467,703    14,675,635  $ 350,025,309
Shares issued in connection with reinvestment of
  distributions..............................................      439,250     10,440,947        18,533        399,660
                                                               -----------  -------------  ------------  -------------
                                                                 9,780,449    176,908,650    14,694,168    350,424,969
Shares repurchased...........................................   (9,097,593)  (158,042,884)   (7,221,595)  (169,571,029)
                                                               -----------  -------------  ------------  -------------
Net increase.................................................      682,856  $  18,865,766     7,472,573  $ 180,853,940
                                                               -----------  -------------  ------------  -------------
                                                               -----------  -------------  ------------  -------------

                                                                      JUNE 1, 1995
                                                                (COMMENCEMENT OF SALE OF
                                                                 SHARES) TO OCTOBER 31,
                                                                          1995
                                                               --------------------------
ADVISOR CLASS                                                    SHARES        AMOUNT
                                                               -----------  -------------
Shares sold..................................................       41,561  $     677,104
Shares repurchased...........................................      (17,621)      (283,883)
                                                               -----------  -------------
Net increase.................................................       23,940  $     393,221
                                                               -----------  -------------
                                                               -----------  -------------

5. WRITTEN OPTIONS:
The Fund's written options contract activity for the year ended October 31, 1995, was as follows:

                          COVERED CALL OPTIONS WRITTEN

                                                                             NUMBER OF
                                                                             CONTRACTS   PREMIUM
                                                                             ---------   --------
Options outstanding at October 31, 1994....................................     300      $66,750
Options written............................................................       0            0
Options cancelled in closing purchase transactions.........................       0            0
Options expired prior to exercise..........................................    (300)     (66,750 )
Options exercised..........................................................       0            0
                                                                                ---      --------
Options outstanding at October 31, 1995....................................       0      $     0
                                                                                ---      --------
                                                                                ---      --------

                         G.T. LATIN AMERICA GROWTH FUND

6. EXPENSE REDUCTIONS
G.T. Capital has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended October 31, 1995, the Fund's expenses were reduced by $21,159 under these arrangements.

7. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by the Fund are defined in the Investment Company Act of 1940 as an affiliated company. Investments in affiliated companies at October 31, 1995 amounted to $13,691,620, at value.

Transactions with affiliated companies are as follows:

                                                                                  PURCHASES               NET REALIZED   DIVIDEND
AFFILIATES                                                                           COST     SALES COST      GAIN        INCOME
--------------------------------------------------------------------------------  ----------  ----------  ------------  -----------
Compania Boliviana de Energia Electrica.........................................  $7,532,161  $       --   $       --    $  46,949
Dixie Toga......................................................................   3,646,979   1,209,733      479,746           --

8. SUBSEQUENT EVENT:
Effective January 1, 1996, as part of a unified corporate identity effort, the name of the BIL GT Group (of which G.T. Capital is a member) will be changed to Liechtenstein Global Trust ("LGT"). The Fund's (or Portfolio's) investment manager and administrator, currently named G.T. Capital Management, Inc., will be changed to "LGT Asset Management, Inc.", and G.T. Global Financial Services, Inc., which serves as the Fund's distributor, will be known as "GT Global, Inc." The Fund's name, G.T. Latin America Growth Fund, will become "GT Global Latin America Growth Fund."

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $24,119,757 as capital gain dividends for the fiscal year ended October 31, 1995.

For its fiscal year ended October 31, 1995, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $0.378 per share (representing an approximate total of $7,571,282). The total amount of dividend & capital gain taxes paid by the Fund to such countries was approximately $0.028 per share (representing an approximate total of $554,423).

                         G.T. LATIN AMERICA GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                     [LOGO]

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. domiciled companies

GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.
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          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

          G.T. LATIN AMERICA GROWTH FUND